SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)—August 5, 2003

THE MONY GROUP INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-14603	13-3976138
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Broadway New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 708-2000

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On August 5, 2003, The MONY Group Inc. issued a News Release reporting its financial results for the quarter ended June 30, 2003 and made available supplemental statistical information with respect to such financial results.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1	News Release of The MONY Group Inc., dated August 5, 2003.

99.2	Presentation entitled “The MONY Group Inc. Statistical Supplement as of and for the Three and Six-Month Periods Ended June 30, 2003 and 2002.”

Item 12. Results of Operations and Financial Condition

On August 5, 2003, The MONY Group Inc. issued a News Release reporting its financial results for the quarter ended June 30, 2003 and made available supplemental statistical information with respect to such financial results. Copies of the News Release and the supplemental statistical information are attached as Exhibits 99.1 and 99.2 to this Report. The information set forth under this “Item 12. Results of Operations and Financial Condition,” including Exhibits 99.1 and 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The information contained in Exhibits 99.1 and 99.2 to this Report is also intended to be furnished under “Item 9. Regulation FD Disclosure.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONY GROUP INC.

By:	/s/ RICHARD DADDARIO
Richard Daddario Executive Vice President and Chief Financial Officer

Date: August 5, 2003

Exhibit Index

99.1	News Release of The MONY Group Inc., dated August 5, 2003.

99.2	Presentation entitled “The MONY Group Inc. Statistical Supplement as of and for the Three and Six-Month Periods Ended June 30, 2003 and 2002.”